SUPPLEMENTAL FINANCIAL DATA
For the Period November 1, 2005
Through December 31, 2005
Shortened Reporting Period Following
Initial Public Offering

All amounts shown in this report are unaudited
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of prospectus approved for that purpose.

COGDELL SPENCER INC.
Company Background
December 31, 2005

Charlotte-based Cogdell Spencer Inc. (NYSE: CSA) (the “Company”) is a newly formed, fully-integrated, self-administered and self managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical offices, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering (the “IPO”) of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. On November 29, 2005, in connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs, were approximately $89.9 million.
On November 1, 2005, the Company obtained a $100.0 million unsecured revolving credit facility, which will be used to fund working capital and other corporate purposes; finance acquisition and development activity; and refinance existing and future indebtedness.
As of December 31, 2005, the Company’s portfolio consisted of 45 wholly-owned properties and eight joint ventures, comprising a total of approximately 2,548,000 square feet. The overall percentage of leased space at the Company’s wholly-owned properties as of December 31, 2005 was 95.7%.
On February 15, 2006, the Company made its first acquisition as a public company. Methodist Professional Center, part of the Clarian Healthcare System, in Indianapolis, Indiana, was acquired for approximately $39.9 million, marking the Company’s entry into a new market. The property added 171,755 square feet in medical office space and an adjacent 951-space parking deck to the Company’s portfolio. The property’s occupancy rate at February 15, 2006 was 94.7%.
Forward-Looking Information
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent IPO filing. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Additional information about us and our properties is available at our Web site at www.cogdellspencer.com.

COGDELL SPENCER INC.
Investor Information
December 31, 2005

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & Chief Executive Officer	Chairman	President & Chief Executive Officer

John R. Georgius	Richard B. Jennings	Charles M. Handy	Devereaux A. Gregg
		Chief Financial Officer	Vice President-Development

Christopher E. Lee	Richard C. Neugent
		Matthew H. Nurkin	Mary J. Surles
Randolph D. Smoak, M.D.		Vice President-Acquisitions	Vice President-Management

Rex A. Noble
Vice President-Management
Equity Research Coverage

Banc of America Securities		SmithBarney Citigroup
Russ Nussbaum- 212.847.5668		Jonathan Litt- 212.816.0231

BB&T		Morningstar
Stephanie Krewson- 804.782.8784		Heather Smith- 312.384.4081

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations Contact
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

2006 Tentative Schedule for Quarterly Results

First Quarter	Early May	Third Quarter	Late October
Second Quarter	Early August	Fourth Quarter	To be decided

COGDELL SPENCER INC.
Key Financial Data
December 31, 2005

(In thousands, except per share, ratio and portfolio amounts)

As of and for the two
months ended
December 31, 2005(1)
Selected Operating Data
Property revenues	$7,044
Other revenues	$442
Fair value lease revenues (2)	$139
Property operating expenses	$2,596
Property operating margin	63%
EBITDA (before equity compensation charge at IPO) (3)	$3,486
Interest expense	$1,512
Net loss	$(5,600)
Net loss per share — diluted	$(0.70)

FFO (4)	$(4,518)
FFO per share — diluted (4)	$(0.37)
Dividends per share and common unit	$0.2333

Selected Balance Sheet Data
Cash and cash equivalents	$9,571
Book value of real estate assets before depreciation	$264,361
Total assets	$308,482
Total liabilities	$167,996
Minority interests	$62,018
Total stockholders’ equity	$78,468

As of and for the two
months ended
December 31, 2005(1)
Capitalization
Consolidated debt	$160,234
Common shares outstanding	7,972
Units outstanding	4,365
Total common shares and units outstanding	12,337
Share price at December 31, 2005	$16.89

Equity value at December 31, 2005 (5)	$208,372
Total market capitalization	$368,606
Consolidated debt / total market capitalization	43%

Financial Ratios
Interest coverage (6)	2.3
Fixed charge coverage (6)	1.7
Debt / total assets	52%

Portfolio Statistics — Wholly-owned Properties
Properties owned at December 31, 2005	45
Total square footage owned at December 31, 2005	2,173,217
Occupancy at December 31, 2005	95.7%

(1)	Cogdell Spencer Inc. commenced operations November 1, 2005 in conjunction with the completion of its IPO on that same day.

(2)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(4)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 8.

(5)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(6)	For calculation of coverage ratios, see page 10.

COGDELL SPENCER INC.
Condensed Consolidated and Combined Balance Sheets
December 31, 2005

(In thousands)

		Cogdell Spencer Inc.
	Cogdell Spencer Inc.	Predecessor (1)
	December 31, 2005	December 31, 2004
Assets
Real estate properties	264,361	251,512
Less: Accumulated depreciation	(2,713)	(95,003)

Total real estate properties, net	261,648	156,509
Cash and cash equivalents	9,571	13,459
Restricted cash	779	3,162
Investment in capital lease	6,499	1,623
Acquired above market leases, net	852	—
Acquired in place lease value and deferred leasing costs, net	21,567	—
Acquired ground leases, net	2,919	—
Deferred financing costs, net	913	1,418
Goodwill	130	—
Other assets	3,604	2,254

Total assets	$308,482	$178,425

Liabilities and stockholders’ and owner’s equity
Notes payable under line of credit	19,600	1,513
Mortgage loans	140,634	213,305
Accounts payable and accrued liabilities	4,699	7,712
Acquired below market leases, net	2,893	—
Other liabilities	170	2,322

Total liabilities	167,996	224,852
Minority interests in operating partnership	62,018	—
Stockholders’ and owner’s equity (deficit)	78,468	(46,427)

Total liabilities and stockholders’ and owner’s equity	$308,482	$178,425

(1)	The Cogdell Spencer Inc. Predecessor is not a legal entity, but represents a combination of certain real estate entities based on common management by Cogdell Spencer Advisors, Inc.

COGDELL SPENCER INC.
Consolidated and Combined Statements of Operations
December 31, 2005

(In thousands, except per share data)

	Fourth Quarter 2005
		Cogdell Spencer Inc.
	Cogdell Spencer Inc.	Predecessor (1)
	November 1, 2005 -	October 1, 2005 -
	December 31, 2005	October 31, 2005
Revenues:
Rental	$7,044	$1,581
Rental — related party	—	2,215
Fee revenue	221	151
Expense reimbursements	94	90
Interest and other income	127	179

Total revenues	7,486	4,216
Expenses:
Property operating	2,596	1,308
General and administrative	1,407	705
Equity compensation at IPO	6,384	—
Depreciation	2,727	827
Amortization	1,415	5
Interest	1,512	807
Loss from early extinguishment of debt	103	—

Total expenses	16,144	3,652

Income (loss) from operations	(8,658)	564
Gain (loss) on unconsolidated real estate partnerships	3	(2)

Income (loss) before minority interests	(8,655)	562
Minority interests in operating partnership	(3,055)	—

Net income (loss)	$(5,600)	$562

Basic and diluted loss per share	$(0.70)

Weighted average common shares - basic and diluted (2)	7,972

Weighted average common shares and units — basic and diluted (2)	12,337

(1)	The Cogdell Spencer Inc. Predecessor is not a legal entity, but represents a combination of certain real estate entities based on common management by Cogdell Spencer Advisors, Inc.

(2)	Due to the net loss, unvested restricted common stock would be anti-dilutive.

Cogdell Spencer Inc.
Consolidated and Combined Statements of Operations
(In thousands, except per share amounts)

(In thousands, except per share data)

	Full Year 2005
		Cogdell Spencer Inc.
	Cogdell Spencer Inc.	Predecessor (1)
	November 1, 2005 -	January 1, 2005 -
	December 31, 2005	October 31, 2005
Revenues:
Rental	$7,044	$14,270
Rental — related party	—	21,716
Fee revenue	221	1,450
Expense reimbursements	94	565
Interest and other income	127	879

Total revenues	7,486	38,880
Expenses:
Property operating	2,596	13,124
General and administrative	1,407	5,130
Equity compensation at IPO	6,384	—
Depreciation	2,727	8,421
Amortization	1,415	59
Interest	1,512	8,275
Loss from early extinguishment of debt	103	—

Total expenses	16,144	35,009

Income (loss) from operations	(8,658)	3,871
Gain (loss) on unconsolidated real estate partnerships	3	(47)

Income (loss) before minority interests	(8,655)	3,824
Minority interests in operating partnership	(3,055)	—

Net income (loss)	$(5,600)	$3,824

Basic and diluted loss per share	$(0.70)

Weighted average common shares - basic and diluted (2)	7,972

Weighted average common shares and units — basic and diluted (2)	12,337

(1)	The Cogdell Spencer Inc. Predecessor is not a legal entity, but represents a combination of certain real estate entities based on common management by Cogdell Spencer Advisors, Inc.

(2)	Due to the net loss, unvested restricted common stock would be anti-dilutive.

COGDELL SPENCER INC.
Funds from Operations(1)
December 31, 2005

(In thousands, except per share data)

November 1, 2005 -
December 31, 2005
Reconciliation of net loss to funds from operations:
Net loss	$(5,600)
Plus minority interests in operating partnership	(3,055)
Plus real estate related depreciation and amortization (2)	4,137
Funds from operations (FFO)	$(4,518)

FFO per share and unit	$(0.37)

Weighted average common stock and units outstanding	12,337

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We present FFO because we consider it an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)	Includes depreciation and amortization of unconsolidated real estate entities of $9.

COGDELL SPENCER INC.
Reconciliation of Earnings Before Interest, Taxes, Depreciation and
Amortization (“EBITDA”) (before equity compensation charge at IPO) (1)
December 31, 2005

(In thousands)

November 1, 2005 -
December 31, 2005
Reconciliation of net loss to EBITDA (before equity compensation charge at IPO):
Net loss	$(5,600)
Minority interests	(3,055)
Interest expense	1,512
Loss from early extinguishment of debt	103
Depreciation and amortization	4,142
Equity compensation at IPO	6,384

EBITDA (before equity compensation charge at IPO)	$3,486

(1)	We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, adjusted for equity compensation charge at IPO, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

COGDELL SPENCER INC.
Coverage Ratios
December 31, 2005

(In thousands, except ratio amounts)

November 1, 2005 -
December 31, 2005
Interest coverage ratio:
EBITDA (before equity compensation charge at IPO)	$3,486
Interest expense	$1,512

Interest coverage ratio	2.3

Fixed charge coverage ratio:
EBITDA (before equity compensation charge at IPO)	$3,486
Fixed charges:
Interest expense	1,512
Principal payments	519

Total fixed charges	$2,031

Fixed charge coverage ratio	1.7

COGDELL SPENCER INC.
Consolidated Debt Analysis
December 31, 2005

(Dollars in thousands)

	Stated				Unamortized
Mortgage loans and notes	Interest	Interest		Principal	Premium	Maturity	Amortization
payable under line of credit:	Rate	Rate		Balance	(Discount)	Date	(Years)

Secured mortgage loans:
Baptist Northwest Medical Park	8.25%	8.25%		$2,344	$234	2/1/2011	25
Barclay Downs	6.50	6.50		4,550	—	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 0.95	6.76	(1)	5,270	—	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,758	138	10/1/2008	25
Cabarrus Pediatrics, Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	5.89		10,378	—	12/15/2014	25
East Jefferson Medical Office Building	6.01	6.01		9,773	106	8/10/2014	25
Gaston Professional Center	LIBOR + 1.25	4.50	(1)	17,360	—	11/22/2007	25
Harrisburg Family Physicians Building, Lincoln/Lakemont Family Practice Center, Northcross Family Medical Practice Building and Randolph Medical Park	LIBOR + 1.85	6.67	(1)	8,962	—	12/10/2007	25
Medical Arts Center of Orangeburg	5.95	5.95		2,723	11	12/18/2007	20
Mulberry Medical Park	5.95	5.95		1,152	3	10/15/2006	20
One Medical Park — HMOB	5.93	5.93		5,935	27	11/1/2013	20
Providence MOB I, II and III	6.12	6.12		9,206	143	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	5.63	(1)	3,161	—	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,141	17	1/21/2009	20
Rocky Mount Medical Park	Prime	7.25		7,953	—	8/15/2008	25
Roper MOB	LIBOR + 1.50	7.45	(1)	10,164	—	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,547	34	7/6/2014	25
St. Francis Community Medical Office Building, St. Francis MOB	LIBOR + 1.40	5.79		9,448	113	8/18/2007	25
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.33	5.72		10,689	—	2/15/2006	25
Three Medical Park	5.55	5.55		8,418	(124)	3/25/2014	25

Total / weighted average on secured mortgage loans		6.08%		$139,932	$702

Unsecured line of credit	LIBOR + 1.20	5.50%		$19,600	$—	11/1/2008	Interest only

Total / weighted average debt		6.01%		$159,532	$702

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.